                                                                       Exhibit 4

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

NUMBER                                                                    SHARES


                     STRATTON MONTHLY DIVIDEND SHARES, INC.

                                                                 CUSIP 863147104
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
This certifies that



is  the owner of

SHARES OF COMMON STOCK OF STRATTON MONTHLY DIVIDEND SHARES, INC. OF THE PAR VALUE OF $1.00 PER SHARE,

fully paid and non-assessable, transferable only on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this Certificate properly endorsed.
This Certificate is not valid until countersigned by the Transfer Agent.
IN WITNESS WHEREOF, STRATTON MONTHLY DIVIDEND SHARES, INC. has caused this Certificate to be executed under its corporate seal and under the signature of its duly authorized officers.
Dated:

          Patricia L. Sloan                      Gerard E. Hefferan
          SECRETARY                              PRESIDENT

                                     SEAL
                                     1985
                                   MARYLAND
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM- as tenants in common             UNIF GIFT MIN ACT- Custodian
    TEN ENT- as tenants by the entireties          (Cust)   (Minor)
    JT TEN- As joint tenants with right of         under Uniform Gifts to Minors
            survivorship and not as tenants        Act
            in common                              (State)

    Additional abbreviations may also be used though not in the list above.

For value received                hereby sell, assign and transfer unto
                     ------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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   (PLEASE PRINT OR TYPEWRITE NAME ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                        shares
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of the capital stock represented by the within Certificate,

and do hereby irrevocably constitute and appoint


                                                       Attorney
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so transfer the said stock on the books of the within named

Corporation with full power of such substitution in the premises.

Dated
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NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.